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                                                                    EXHIBIT 10.2


                          REDACTED FOR CONFIDENTIALITY


                            PATENT LICENSE AGREEMENT
                                    AMENDMENT

This Amendment, effective upon the execution by both parties, is between LUCENT TECHNOLOGIES INC. ("LUCENT"), a Delaware corporation, having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and CHARTERED SEMICONDUCTOR MANUFACTURING, LTD., ("CSM"), a Singapore corporation, having an office at 60 Woodlands Industrial Park D Street 2, Singapore 738406.

WHEREAS, the parties have entered into a Patent License Agreement dated January 1, 1998 ("Patent License Agreement");

WHEREAS, the parties have entered into a Joint Venture Agreement dated December 19, 1997 ("Joint Venture Agreement");

WHEREAS, the parties have also entered into a Joint Development Agreement ("Joint Development Agreement") for Process Technologies effective July 31, 2000; and

WHEREAS, the parties wish to amend the term and the scope of patent rights granted under the Patent License Agreement such that they are consistent with the Joint Development Agreement;

NOW THEREFORE, the parties agree to amend the Patent License Agreement as follows:

1.   Revise the definition of CSM's PATENTS as follows:

     In subparagraph (1), change the date from January 1, 2003 to January 1,
     2006.

2. Delete the definition of LIMITED PERIOD in its entirety and replace it with the following:

     LIMITED PERIOD means the period commencing on the effective date of this Agreement and continuing until such time as when both the Joint Venture Agreement and the Joint Development Agreement have terminated.

3.   Revise the definition of LUCENT's PATENTS as follows:

     In subparagraph (1), change the date from January 1, 2003 to January 1,
     2006.

4.   Revise Section 2.02(b)(2) by adding the following paragraph:

     The rate of **** is a discounted rate chosen at the time of execution of the Patent License Agreement in 1998 to account for the future circumstances of the parties. The parties acknowledge that either of the parties may wish to consider a review of the terms of this
     Section 2.02(b)(2) and Section 2.01. Therefore, the parties agree that anytime after January 1, 2002, upon written request of one of the parties, the parties will review the terms of this Section 2.02(b)(2) and Section
     2.01 and consider making changes thereto, where appropriate. Such review will be conducted in good faith, provided, however, that no change shall be effective unless mutually agreed upon between the parties in writing.

5.   Add the following paragraph to Section 3.01:

CONFIDENTIAL TREATMENT REQUESTED
The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission

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     The parties further agree that each shall not unreasonably terminate the licenses granted by it, and that any dispute over the existence of a material breach shall be resolved pursuant to the Dispute Resolution Provisions of Section 4.08 prior to the termination of any licenses pursuant to this Section.

6. Payments shall continue to be made to LUCENT Guardian at Bank of America, P.O. Box 100410, Atlanta, Georgia, 30384-0410, United States of America. Alternatively, payments to LUCENT Guardian may be made by wire transfers to LUCENT Guardian's account at Chase Manhattan Bank: Lucent Technologies Guardian Corporation, Account No. 910-2-568475, Swift Code: CHASUS33, ABA
     Code: 021000021. Changes in such address or account may be specified by written notice.


IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.

     LUCENT TECHNOLOGIES INC.


     By:           /s/ Daniel P. McCurdy
           -------------------------------------------
                     Daniel P. McCurdy
           President -- Intellectual Property Business

     Date:             3 August 2000
           -------------------------------------------


     CHARTERED SEMICONDUCTOR MANUFACTURING, LTD.

     By:              /s/ Barry Waite
           -------------------------------------------
                        Barry Waite
             President and Chief Executive Officer

     Date:             18 August 2000
           -------------------------------------------




              THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                        REPRESENTATIVES OF BOTH PARTIES.

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